Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Commitments and Contingent Liabilities
20.	Commitments and contingent liabilities

Lease commitments are the future cash out flows from the lease contracts which are not recorded in the measurement of lease liabilities. These include potential future payments related to leases of low value assets, leases which are less than twelve months, variable leases, extension and termination options and leases not yet commenced but which we have committed to.

Contingent liabilities are either possible obligations that will probably not require a transfer of economic benefits, or present obligations that may, but probably will not, require a transfer of economic benefits. It is not appropriate to make provisions for contingent liabilities, but there is a chance that they will result in an obligation in the future. Assessing the amount of liabilities that are not probable is highly judgemental so contingent liabilities are disclosed on the basis of the known maximum exposure.

Commitments

Lease commitments and other commitments fall due as follows:	€ million leases 2019	€ million L eases 201 8 (Restated) (a )	€ million Other commitments 2019	€ million Other commitments 2018
Within 1 year	69	65	791	1,099
Later than 1 year but not later than 5 years	111	89	684	780
Later than 5 years	43	20	23	31

	223	174	1,498	1,910

(a)	Restated following adoption of IFRS 16. See note 1 and note 24 for further details.
Other commitments principally comprise commitments under contract to purchase materials and services. They do not include commitments to purchase property, plant and equipment, which are reported in note 10 on pages
111 to 112
.
Adoption of IFRS 16
On adoption of IFRS 16, previously disclosed commitments for fixed lease payments have been recognised on the balance sheet and are now excluded from lease commitments. Other lease commitments are included in the table above. All prior year numbers have been restated.
Contingent liabilities
Contingent liabilities are possible obligations that are not probable. They arise in respect of litigation against group companies, investigations by competition, regulatory and fiscal authorities and obligations arising under environmental legislation. In many markets, there is a high degree of complexity involved in the local tax regimes. The majority of contingent liabilities are in respect of fiscal matters in Brazil.
Assessing the amount of liabilities that are not probable is highly judgemental. Contingent liabilities are disclosed on the basis of the known maximum exposure. In the case of fiscal matters the known maximum exposure is the amount included on a tax assessment.
A summary of our contingent liabilities is shown in the table below:

	€ million	€ million
	2019	2018
Corporate reorganisation – IPI, PIS and COFINS taxes and penalties (a)	2,235	2,032
Inputs for PIS and COFINS taxes	43	52
Goodwill amortisation	184	177
Other tax assessments – approximately 600 cases	959	916

Total Brazil Tax	3,421	3,177
Other contingent liabilities	789	481

Total contingent liabilities	4,210	3,658

(a)
During 2004, and in common with many other businesses operating in Brazil, one of our Brazilian subsidiaries received a notice of infringement from the Federal Revenue Service in respect of indirect taxes. The notice alleges that a 2001 reorganisation of our local corporate structure was undertaken without valid business purpose. The 2001 reorganisation was comparable with restructurings done by many companies in Brazil. The original dispute was resolved in the courts in the Group’s favour. However, in 2013 a new assessment was raised in respect of a similar matter. Additionally, during the course of 2014 and again in 2017
,
2018
and 20
19
other notices of infringement were issued based on the same grounds argued in the previous assessments. The total amount of the tax assessments in respect of this matter is €2,235 million (201
8
: €2,032 million). The judicial process in Brazil is likely to take a number of years to conclude.

The Group believes that the likelihood that the
Brazilian
tax authorities will ultimately prevail is low, however there can be no guarantee of success in court. In each case we believe our position is strong so they have not been provided for and are considered to be contingent liabilities. Due to the fiscal environment in Brazil the possibility of further tax assessments related to the same matters cannot be ruled out.

We expect that three of our largest tax litigation cases
, which represent around €1.8 billion of contingent liabilities, will move from the Administrative to the Judicial Courts during 2020 although the timing is uncertain. When this happens, we will be required to make a judicial deposit or provide a guarantee in respect of the disputed tax, interest and penalties. The judicial process in Brazil is likely to take a number of years to conclude.
The contingent liabilities reported for indirect taxes relating to disputes with the Brazilian authorities are separate from the provisions listed in note 19; Unilever does not have provision and contingent liabilities for the same matters.
In 2019, a tax assessment was issued in connection with UK tax audit that commenced in 2015. The total amount of the tax assessment in respect of this matter is €141 million and is included in other contingent liabilities. The UK tax authorities are reviewing the allocation of taxable income related to intangible assets and centralised services as between Unilever N.V. and Unilever PLC, and whether Unilever N.V. has a permanent establishment in the UK. These arrangements have been in place and consistently applied by Unilever for many years and have been previously reviewed and accepted by the UK tax authorities. The period of review is for the years from 2011 to 2017, and the €141 million tax assessment is in respect of an alleged Unilever N.V. permanent establishment in the UK for 2015. Unilever strongly disagrees with the positions taken by the UK tax authorities and believes that the positions as filed in UK tax returns are in accordance with the tax legislation. Given the potential impact of any adjustment on the allocation of taxable income between Unilever N.V. and Unilever PLC, with potential consequential effects for Dutch taxable income, we have filed a protective Mutual Agreement Procedure with the Dutch and UK authorities.
Discussions with the UK tax authorities are ongoing and there is recognition that significant further work is required before any further tax assessments can be issued and that the issues raised overlap in whole or part and therefore require a sequenced resolution. On the basis of the tax assessment issued the maximum exposure could be up to €600 million.